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                                                                   EXHIBIT 10.11

                              AMENDMENT TO LEASE


THIS AGREEMENT, made and entered into this fifteenth (15th) day of August, 1994, by and between 470 Spear Associates, hereinafter called Landlord and Offices Unlimited of California, Inc., aka, Lee Pierce Incorporated, hereinafter called Tenant.

                                   WITNESSETH

THAT WHEREAS, on the twenty-ninth (29th) day of September, 1987, the said Landlord and Tenant entered into a Lease covering those certain premises, situated in the City and County of San Francisco, State of California, and more particularly described as follows:

444 Spear Street, San Francisco, California 941 Os which consists of a portion of the second floor, commonly known as Suite 200.

NOW THEREFORE, in consideration of the premises and agreements herein contained, it is hereby agreed as follows:

1. RIGHT OF FIRST OFFER: By the execution of this Amendment To Lease, Tenant hereby waives their right to lease additional second floor space as provided by the Right of First Offer provision of the Lease and hereby agrees to delete Paragraphs 23.4, 23.4.1 and 23.4.2 as they pertain to the Right of First Offer for the remaining lease term.

With the exception of the aforementioned items, all other terms and conditions of the Lease shall remain unchanged.

IN WITNESS WHEREOF, the said Landlord and Tenant have executed this Amendment To Lease the day and year first above written.

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
LANDLORD:                                      TENANT:

470 SPEAR ASSOCIATES,                          LEE PIERCE INCORPORATED,
a California limited partnership               a California corporation

By:  Lalanne Babcock & Brown Company,          By: /s/ Lee Pierce Incorporated
     a California limited partnership              ----------------------------------
     Its General Partner
                                               Title: VP Finance/CFO
By:  Lalanne Babcock & Brown Company, Inc.,          --------------------------------
     a California corporation
     Its General Partner                       Date: 8-17-94
                                                     --------------------------------
By: /s/ Robert Jo Lalanne
    ---------------------------------------
    Robert Jo Lalanne
    Its President

Date: 8/18/94
      -------------------------------------
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